                                                                      Exhibit 99

       [LOGO OF H.B. FULLER]
       Corporate Headquarters            Contact:  Scott Dvorak
                                                   Investor Relations
                                                   651-236-5150
       P.O 64683
       St. Paul, Minnesota 55164-0683

--------------------------------------------------------------------------------
NEWS                     For Immediate Release                September 23, 2003

Note: H.B. Fuller will host a conference call September 24, 2003 at 9:30 a.m. central time (10:30 a.m. eastern time). The call can be heard live over the Internet at H.B. Fuller's website at http://www.hbfuller.com under the section shareholder information or at www.streetevents.com. A replay is also available.

                    H.B. Fuller Reports Third Quarter Results

ST. PAUL, Minn. - H.B. Fuller Company (NYSE: FUL) today reported operating results for the third quarter that ended August 30, 2003.

Third quarter net income as reported was $12.3 million or $0.43 per share (diluted). These results include $0.02 per share (diluted) of net income from gains on sale of assets, net of severance and other costs related to the restructuring initiative announced in the early part of 2002. Last year's third quarter net income as reported was $9.2 million or $0.32 per share (diluted), which included $0.14 per share (diluted) of charges for asset impairments, severance and other costs related to the restructuring initiative.

Third quarter net income, excluding the net effect of gains and charges related to the restructuring initiative, totaled $11.8 million or $0.41 per share (diluted). Last year's third quarter net income, excluding special charges related to the restructuring initiative, was $13.1 million, or $0.46 per share (diluted).

--------------------------------------------------------------------------------------
                                                          Net income     EPS (diluted)
                                                        ------------------------------
As reported                                   Q3, 2003  $12.3 million        $0.43
                                              Q3, 2002  $ 9.2 million        $0.32
                                               Change    33.6%                34.4%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                         Net income     EPS (diluted)
                                                        ------------------------------
Excluding special items related to the       Q3, 2003   $11.8 million        $0.41
restructuring initiative in 2003 and 2002    Q3, 2002   $13.1 million        $0.46
                                              Change       -10.1%            -10.9%
--------------------------------------------------------------------------------------

Al Stroucken, CEO, said, "Throughout this year, our results have demonstrated our focus on taking the necessary and appropriate steps in an effort to provide consistent performance."

Third Quarter Revenue

Net revenue for the third quarter of 2003 was $322.1 million, a 2.6 percent increase from the third quarter of 2002. Reduced volume and pricing accounted for decreases of 0.5 percent and 1.0 percent respectively, while positive currency effects accounted for a 4.1 percent increase.

Third Quarter Segment Revenue

     * Global Adhesives' net revenue increased 3.0 percent compared to last year.
        .  Volume decreased 1.6 percent.
        .  Prices decreased 0.6 percent.
        .  Currency had a positive impact of 5.2 percent.
     * Full-Valu / Specialty Group's net revenue increased 1.6 percent compared to last year.
        .  Volume increased 1.7 percent.
        .  Prices decreased 1.8 percent.
        .  Currency had a positive impact of 1.7 percent.

Nine Month Results

For the first nine months of 2003, net income as reported was $25.3 million or $0.88 per share (diluted). These results included $0.18 per share (diluted) of net charges for severance and other costs related to the restructuring initiative announced in the early part of 2002. For the same period last year, reported net income was $17.8 million, or $0.62 per share (diluted), which included $0.45 per share (diluted) of charges for asset impairments, severance and other costs relating to the restructuring initiative.

For the first nine months of 2003, net income, excluding net charges for severance and other costs related to the restructuring initiative, was $30.4 million or $1.06 per share (diluted). For 2002, the first nine months' net income, excluding charges for asset impairments, severance and other costs relating to the restructuring initiative, was $30.7 million or $1.08 per share (diluted).

---------------------------------------------------------------------------------------
                                            Nine Months    Net income     EPS (diluted)
                                                          -----------------------------
As reported                                   YTD, 2003   $25.3 million         $0.88
                                              YTD, 2002   $17.8 million         $0.62
                                                Change     42.1%                 41.9%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                            Nine Months    Net income     EPS (diluted)
                                                          -----------------------------
Excluding special items related to the        YTD, 2003   $30.4 million       $1.06
restructuring initiative in 2003 and 2002     YTD, 2002   $30.7 million       $1.08
                                                Change     -1.1%               -1.9%
---------------------------------------------------------------------------------------

Net revenue for the first nine months of 2003 was $941.2 million, a 1.6 percent increase from the first nine months of 2002. Volume and pricing were down 1.6 percent and 0.8 percent respectively and positive currency effects accounted for an increase of 4.0 percent.

                                   __________

Some of the information presented above reflects adjustments to `As Reported' results to exclude certain special items related to the company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the company's operations. A reconciliation of the company's results excluding the special items related to the company's restructuring initiatives and the company's reported results is provided in the accompanying consolidated income statements.

Safe Harbor for Forward-Looking Statement
Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; product mix; availability and price of raw materials; the company's relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations (particularly with respect to the euro, the British pound, the Japanese yen, the Australian dollar, the Argentine peso and the Brazilian real); the effect of new accounting pronouncements and accounting charges and credits, and similar matters. Further information about the various risks and uncertainties can be found in the company's SEC 10-K filing of February 28, 2003 and 10-Q filings of April 15 and July 14, 2003. All forward-looking information represents management's best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the company and the regions where the company does business makes it difficult to determine with certainty the increases or decreases in sales resulting from changes in the volume of products sold, currency impact, changes in product mix and selling prices.

However, management's best estimates of these changes as well as changes in other factors have been included. References to volume changes include volume and product mix changes, combined.

                                   __________

H.B. Fuller Company is a worldwide manufacturer and marketer of adhesives, sealants, coatings, paints and other specialty chemical products, with fiscal 2002 net sales of $1.256 billion. Common stock is traded on the NYSE exchange under the symbol FUL. For more information about the Company, visit their website at: http://www.hbfuller.com.

                              H.B. FULLER COMPANY
                             FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                13 Weeks                                       13 Weeks
                                                 Ended                                          Ended
                                            August 30, 2003                                August 31, 2002
                                            ---------------                                ---------------
Net sales                                   $       322,089                                $       313,936
Cost of sales                                      (235,023)                                      (229,752)
                                            ---------------                                ---------------

Gross profit                                         87,066                                         84,184

Selling, administrative and other
expenses                                            (67,838)                                       (67,673)
Interest expense                                     (3,662)                                        (4,353)
Other income (expense), net                             993                                          1,089
                                            ---------------                                ---------------

Income before income taxes, minority
interests and income from equity
investments                                          16,559                                         13,247

Income taxes                                         (4,804)                                        (4,223)

Minority interests in consolidated
income                                                  (30)                                           (74)

Income from equity investments                          561                                            249
                                            ---------------                                ---------------

Net Income                                  $        12,286                                $         9,199
                                            ===============                                ===============

Basic income per common share               $          0.43                                $          0.33
                                            ===============                                ===============

Diluted income per common share             $          0.43                                $          0.32
                                            ===============                                ===============

Weighted-average common shares
outstanding:
     Basic                                           28,262                                         28,135
     Diluted                                         28,709                                         28,632

Selected Balance Sheet Information (subject to change prior to filing of the Company's Quarterly Report on Form 10-Q)

                                               Unaudited                                      Unaudited
                                            August 30, 2003       November 30, 2002        August 31, 2002
                                            ---------------       -----------------        ---------------
Inventory                                   $       153,276       $         143,012        $       148,638
Trade accounts receivable, net                      218,493                 212,342                210,774
Trade accounts payable                              103,593                 113,297                112,321
Total assets                                        976,521                 961,439                962,200
Long-term debt                                      171,953                 163,125                170,372

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                               13 Weeks Ended - August 30, 2003              13 Weeks Ended - August 31, 2002
                                           -----------------------------------------    -----------------------------------------
                                                                         Excluding                                    Excluding
                                           As Reported  Special Items  Special Items    As Reported  Special Items  Special Items
                                           -----------------------------------------    -----------------------------------------
Net sales                                  $  322,089   $          -   $    322,089     $  313,936   $          -   $    313,936
Cost of sales                                (235,023)          (358)      (234,665)      (229,752)        (4,525)      (225,227)
                                           -----------------------------------------    -----------------------------------------
Gross profit                                   87,066           (358)        87,424         84,184         (4,525)        88,709

Selling, administrative and other
expenses                                      (67,838)          (671)       (67,167)       (67,673)        (1,801)       (65,872)
Interest expense                               (3,662)             -         (3,662)        (4,353)             -         (4,353)
Other income (expense), net                       993          1,955           (962)         1,089              -          1,089
                                           -----------------------------------------    -----------------------------------------

Income before income taxes, minority
interests and income from equity
investments                                    16,559            926         15,633         13,247         (6,326)        19,573

Income taxes                                   (4,804)          (446)        (4,358)        (4,223)         2,302         (6,525)

Minority interests in consolidated
income                                            (30)             -            (30)           (74)            93           (167)

Income from equity investments                    561              -            561            249              -            249
                                           -----------------------------------------    -----------------------------------------

Net Income                                 $   12,286   $        480   $     11,806     $    9,199   $     (3,931)  $     13,130
                                           =========================================    =========================================

Basic income (loss) per common share       $     0.43   $       0.02   $       0.42     $     0.33   $      (0.14)  $       0.47
                                           =========================================    =========================================

Diluted income (loss) per common share     $     0.43   $       0.02   $       0.41     $     0.32   $      (0.14)  $       0.46
                                           =========================================    =========================================

Weighted-average common shares outstanding:
     Basic                                     28,262         28,262         28,262         28,135         28,135         28,135
     Diluted                                   28,709         28,709         28,709         28,632         28,632         28,632

The information presented above reflects adjustments to 'As Reported' results to exclude certain special items related to the Company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations.

                              H.B. FULLER COMPANY
                             FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                          39 Weeks         39 Weeks
                                                           Ended             Ended
                                                     August 30, 2003    August 31, 2002
                                                     ---------------    ---------------
Net sales                                                  $ 941,158          $ 926,578
Cost of sales                                               (682,372)          (679,779)
                                                           ---------          ---------

Gross profit                                                 258,786            246,799

Selling, administrative and other expenses                  (211,910)          (207,887)
Interest expense                                             (11,029)           (13,489)
Other income (expense), net                                   (2,302)              (375)
                                                           ---------          ---------

Income before income taxes, minority interests and
income from equity investments                                33,545             25,048

Income taxes                                                  (9,102)            (7,734)

Minority interests in consolidated income                       (580)              (681)

Income from equity investments                                 1,435              1,167
                                                           ---------          ---------

Net Income                                                 $  25,298          $  17,800
                                                           =========          =========

Basic income per common share                              $    0.90          $    0.63
                                                           =========          =========

Diluted income per common share                            $    0.88          $    0.62
                                                           =========          =========

Weighted-average common shares outstanding:
     Basic                                                    28,228             28,071
     Diluted                                                  28,672             28,571

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                               39 Weeks Ended - August 30, 2003             39 Weeks Ended - August 31, 2002
                                         -------------------------------------------   ------------------------------------------
                                                                         Excluding                                    Excluding
                                         As Reported    Special Items  Special Items   As Reported   Special Items  Special Items
                                         -------------------------------------------   ------------------------------------------
Net sales                                  $ 941,158     $      -        $  941,158    $ 926,578     $       -        $  926,578
Cost of sales                               (682,372)      (3,794)         (678,578)    (679,779)      (14,623)         (665,156)
                                         -------------------------------------------   ------------------------------------------
Gross profit                                 258,786       (3,794)          262,580      246,799       (14,623)          261,422

Selling, administrative and
other expenses                              (211,910)      (4,887)         (207,023)    (207,887)       (6,000)         (201,887)
Interest expense                             (11,029)           -           (11,029)     (13,489)            -           (13,489)
Other income (expense), net                   (2,302)       1,955            (4,257)        (375)            -              (375)
                                         -------------------------------------------   ------------------------------------------

Income before income taxes, minority
interests and income from equity
investments                                   33,545       (6,726)           40,271       25,048       (20,623)           45,671

Income taxes                                  (9,102)       1,646           (10,748)      (7,734)        7,267           (15,001)

Minority interests in consolidated
income                                          (580)           -              (580)        (681)          431            (1,112)

Income from equity investments                 1,435            -             1,435        1,167             -             1,167
                                         -------------------------------------------   ------------------------------------------

Net Income                                 $  25,298     $ (5,080)       $   30,378    $  17,800     $ (12,925)       $   30,725
                                         ===========================================   ==========================================

Basic income (loss) per common share       $    0.90     $  (0.18)       $     1.08    $    0.63     $   (0.46)       $     1.09
                                         ===========================================   ==========================================

Diluted income (loss) per common
share                                      $    0.88     $  (0.18)       $     1.06    $    0.62     $   (0.45)       $     1.08
                                         ===========================================   ==========================================

Weighted-average common shares
outstanding:
     Basic                                    28,228       28,228            28,228       28,071        28,071            28,071
     Diluted                                  28,672       28,672            28,672       28,571        28,571            28,571

The information presented above reflects adjustments to 'As Reported' results to exclude certain special items related to the Company's restructing initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations.